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                            NEW ENGLAND ZENITH FUND

                        Supplement dated June 29, 1998
                                      to
                         Prospectus dated May 1, 1998

  The following information supplements and should be read in conjunction with the information contained under "Management--SBAM" in the Prospectus:

  Roger Lavan is primarily responsible for the day-to-day management of the Salomon Brothers U.S. Government Series and the mortgage-backed and U.S. Government securities portions of the Salomon Brothers Strategic Bond Opportunities Series. Mr. Lavan assumed primary responsibility for the Salomon Brothers U.S. Government Series and became co-portfolio manager for the Salomon Brothers Strategic Bond Opportunities Series in June 1998.

VA-157-98